Permian Basin, TX ‘38 SE Basin, Turkey ‘09 Applying old lessons to new frontiers August 10, ‘09 Exhibit 99.1

Disclaimer

Forward-Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Corp.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors;
unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading  “Risk Factors" in our 2008 Annual Report on Form 10-K and our March 31, 2009 Form 10-Q
available at our website at www.transatlanticpetroleum.com and www.sec.gov. See also TransAtlantic’s 2008 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
Barrels of oil equivalent (boe) may be misleading, particularly if you used in isolation. A boe conversion ratio of six thousand cubic feet (mcf) of natural gas to one barrel of oil is based on an energy equivalent conversion method primarily applicable at the burner tip and does not represent a value equivalent at the wellhead.

rd
rd
Introduction
3
May08
Dec08
Mar09
Jul09
Apr08
Dec08
Malone Mitchell 3 Chairman
Executives
Matthew McCann CEO
Scott Larsen President
Hilda Kouvelis VP, CFO
Jeff Mecom VP, Legal
Focus countries
Turkey
Morocco
Romania
Key statistics (as of 8/5/09)
Exchange Toronto
Ticker TNP
Auditor KPMG
$/share (CDN) $2.60
52 week range (CDN) $0.68 - $3.19
Average daily volume 147,428
Market capitalization (CDN) $675.9mm
Ownership includes Mitchell Group & associates
Mr. Mitchell does not have voting or investment control over shares held by associates
(1) – Represents cumulative ownership based on common shares outstanding
Today
Description Shares $ / Share Investment (CDN) Ownership %
(1)
Stage I 10,000,000       0.30 $      3,000,000 $              18.8%
Stage II 25,000,000       0.36         9,000,000                 44.7%
Stage III 75,000,000       1.28         96,264,000               51.9%
Stage IV 41,818,000       1.65         68,999,700               59.9%
151,818,000     1.17 $      177,263,700 $
Investment / Ownership
Stage I private placement – Mitchell Group delivers capital, management, and technical expertise. Mr. Malone Mitchell 3
is appointed Director.
Stage II private placement – Mr. Mitchell and former Riata
Energy executive Mr. Matthew McCann is appointed Chairman
and elected Director, respectively
Acquired Longe Energy Limited, which represented $47.5mm
of rigs & equipment. Mitchell Group invested an additional
$42.5mm to support TransAtlantic’s drilling program
Mr. Matthew McCann is appointed CEO
Acquired Incremental Petroleum
Acquired Energy Operations Turkey, LLC (“EOT”)
TransAtlantic Petroleum (TSX: TNP), a vertically integrated, international exploration & production company focused on
Turkey, Morocco, and Romania

rd
A Best-In-Class Operator
Wells Drilled CAGR +49.5%
Net Pinon Production CAGR +38.4%
23
115
Pinon Field
Wells Drilled
EBITDA CAGR +72.2%
$92.6
‘85
‘91
‘94
‘08
‘06
Malone Mitchell 3    founded Riata Energy with $500
Acquired interest in Pakenham
Field (West Texas) (1)
After drilling 34 wells, sold Pakenham Field to Chevron for $97mm
Purchased >200,000 prospective acres in Pinon Field
Riata expanded its service business and increased drilling activity to become the largest privately-held drilling company in the U.S., with industry leading F&D costs due to vertical integration success
From ’85–’06, Mr. Mitchell built Riata into one of the largest privately-held energy companies in the U.S. In ‘06, Mr. Mitchell sold controlling stake to Chesapeake (NYSE: CHK) Co-Founder for
$500mm. Riata is renamed SandRidge (NYSE: SD).
Mr. Mitchell & Family sold an additional $500mm stake in
SandRidge (NYSE: SD)
’99 –‘06
‘95
EBITDA Revs
Pinon Field
Annual MMcf
4
WTI 5-yr. trailing
avg. $/bbl
WTI $/bbl
(1) – From ’85-’91, Riata purchased and sold numerous small properties
EOT
USD  in mm
Pinon Field
Survived and Thrived In Many Cycles

The Case For International – Building TransAtlantic
(Year 1)

Determined that greater, conventional opportunities existed
internationally
Big, contiguous acreage blocks
Good fiscal terms in many cases
Opportunity for high rate wells
High drilling costs
Management/technical team with international experience, who had acquired onshore acreage in Turkey, Morocco, and Romania
Target Countries
o
Large net importers of oil & gas
o
Under-explored
o
Known petroleum systems
o
Good fiscal terms
Unfortunately, TransAtlantic faced prohibitively high drilling costs
Achieving scale and reproducing Riata’s vertically integrated drilling &
services business was key to success
o
Improve results through use of basic, western technologies (i.e. triplex pumps, PDC bits, stimulation, and 3D seismic)
Recap of Year 1 = Execution
o
Increased acreage position 5-fold
o
Built out service business
o
Built out G&G
o
Acquired producing assets at the right price with tremendous growth potential
+
+
+
-
+
+
+
+
-
+
+
+
+
Building TransAtlantic

Vertical Integration – “We’ve Done This Before”

Built prior company (Lariat
Services) to:
$175mm assets
$139mm 3   party sales
$33mm 3   party net
income
* Page F38 ‘08 SandRidge Energy (NYSE: SD)
Annual Report
See appendix for equipment detail
We have:
Rigs in Turkey and Morocco
Trucks to move equipment
Equipment to build locations
Underbalanced equipment
Mud Logging equipment
Cementing equipment
Seismic equipment
rd
rd

Dèjá Vu: The Vertical Integration Shoe Still Fits
3yr Avg
F&D Cost
($/Mcfe)
Mean: $1.25
Riata was the low cost
leader in finding reserves
Riata
As of 12/31/04
John S. Herold
Database
7
Key Takeaways
Lower costs / stretches dollars
Boosts operational flexibility
Profit from 3    party work
rd

Key Investment Highlights
ASSET
Southeast Turkey
100% Interest / Operator
8,700-acre reservoir
1 well per 188 acres, low recovery factor to date
1P & 2P reserves of 11 & 16 mmbls, respectively
34° API
Selmo Oil Field
(1)
OPPORTUNITY
Increase net production to over 6,500 BOPD by year
end ‘11
Down spacing to 40-acres supports 174 new drillable
locations, only 15 of which are evaluated in the
current reserve report
Northwest Turkey
55% Interest / Operator
Over 65,000 net acres
1P & 2P reserves of 4 & 5 bcf, respectively
Gas project coming online in 4Q:09
Gas priced at over $8/MCF, BOTAS price index
Thrace Gas Field (2)
Increase net production to over 12,500 MCF/d by year
end ‘11
Shooting 3D on additional acreage
Deeper drilling prospects in addition to shallow gas
discovered
Near Term Production Potential & Exploration Upside
Balanced portfolio of high risk / reward and low risk
drilling locations
(1) - The RPS Reserve Report evaluates existing  wells, 12 regular work-overs, 2 side-tracks, 12 new major work-overs, and 15 new in-fill wells. As a result, the majority of ‘10 and ’11 locations are not evaluated in the Report.
(2) - The RPS Reserve Report evaluates and includes the 7 existing wells and 1 additional well to be drilled on a structure where another well has already been drilled. As a result, none of  the ’10 drilling program locations are evaluated in the Report.
Southeast Turkey
50% Interest
Over 47,000 net acres
EOT (prior license holder) had 2 oil discoveries in ‘08
Arpatepe
Affirming Turkey’s oil discoveries from deeper, Paleozoic
sandstone formations
Initial production rates of 440 and 190 gross BOPD in
discovery wells
Contains many highly prospective development locations
Several significant undrilled field prospects
Gross Net
Morocco 4,220,413    2,509,979
Turkey 3,492,806    2,675,544
Romania 1,444,353    723,410
CA 19,000         7,980
9,176,572   5,916,913

Turkey

Turkey’s Energy
Profile
Source: IEA, CIA - The World Fact Book, and IHS
Crude Oil Consumption vs. Production
000
BOPD
BCF/d
Natural Gas Consumption vs. Production
10
EOG Resources
Exxon Mobil
Chevron
’08 Average BOPD
Consumption   696k
Production 42k
Net Imports 654k
’07 Average BCF/d
Consumption   3.54
Production .09
Net Imports 3.45
Area 783,562 km
Comparative Area Slightly larger than Texas
‘08 Population 73,914,000
’08 GDP $794.2 billion
Fitch Sovereign BB, with stable outlook
Risk Rating
’08 Proved Reserves 0.3 billion bbls / 300 Bcf
‘08 Daily Consumption
696k BOPD /  3.54 BCF/d (1)
‘08 Daily Production
42k BOPD /  .09 BCF/d (1)
‘07 Gas Import Partners  Russia (75%), Iran (20%)
Royalty 12.5%
Tax 20%
Gas is currently priced at over $8/MCF, BOTAS
Oil is sold at world market prices
Recent entrants to Turkey:
Opportunity:
Northern portion of Arabian, Paleozoic Basin
Historically, limited drilling below Cretaceous
Low risk exploitation
High impact exploration
Western stimulation techniques
(1) Gas figures as of ’07, the latest available
2

Turkey Overview
TURKEY
Salt Basin
Apricot Basin
Southeast Basin
3D Seismic
Iraq
Acreage: 3.4 million gross / 2.6 million net
Thrace Basin
Selmo
Bodrum
Ankara
Istanbul
Syria
Diyarbakir
Turkey’s Drilling History
wells
’08
99 wells
11
Historical focus on oil from shallow cretaceous structures has left entire basins and deeper formations unexplored
Turkey had minimal work commitments resulting in limited prior exploration and exploration development
Historical world oil prices did not foster exploration or innovation
Mostly harvesting discoveries from 50 years ago….
Offices Istanbul, Ankara, Bodrum, Diyarbakir, and Selmo
Geologists 7
Engineers 9
Total Staff 183
Overview
Local Expertise
Arpatepe

Introduction to
Selmo
Oil Field (100% Interest)
12
Discovered by Mobil in 1964, Selmo is located in southeastern Turkey near the prolific Zagros fold belt, which encompasses the oil fields of
Iran and Iraq
Formerly owned by Incremental Petroleum
Strategy to produce current wells, not develop
Workover campaigns successful in arresting natural decline
3D seismic acquired and reprocessed but not interpreted
Second largest oil field in Turkey, by cumulative production, and is estimated to have greater than 600 mmbls of oil in place, with ~ 83 mmbls produced to date. API of 34°
(1)
Last 8 wells averaged 390 BOPD for first 6 months
Opportunity to significantly enhance production and reserves by applying enhanced oil recovery technology (water and/or polymer flood)
To date 47 wells drilled (average recovery of 1.7mmbls/well, representing 1 well per 188 acres) , 23 are still producing
174 additional locations by down spacing to 40-acre spacing
BOPD
In months
Projected BOPD
(1) - Source: RPS Energy Reserve Report, effective 12/31/08
Includes only 15 of the additional 174 locations, assuming 40-acre spacing
The RPS Report evaluates existing wells, 12 regular work-overs, 2 side-tracks, 12 new
major work-overs, and 15 infill wells.   As a result, the majority of ’10 and ’11 locations
are not evaluated in the Report.
Average = 117 BOPD
Major work-overs
Infill Well Type Curve
PDP
Infill
BOPD
In MMstb 1P 2P 3P
Net
Reserves(1)
11 16 21
Est. Ultimate
Recovery(1)
94 99 104
Post-Tax PV-10
(US $ in mm) (1)
252 $           382 $           517 $

Selmo Development Plan Kicked
Off Jul09 – “Drill Baby Drill”
8,700 acres of drillable structure
3D seismic in hand
Increase production to over 6,500
BOPD by year end ‘11
174 additional locations by down
spacing to 40-acre spacing
Per well operating data:
Capex $1.25mm
Gross EUR (bbl) 250k– 400k
Days to drill 21
Depth (feet) ~ 6,500
Initial production rate   142 BOPD
Payout (months) 12 (@ $50
Brent)
Planned infill wells
’09 ’10 ’11
5      18     18
Key infrastructure addressed
High CO2
gas tested in Hazro Sand
(below producing zones)
Oil is sold at ~ $7/bbl discount to Brent
Zone Feet Description
MSD 75            Dolomite
MSL 250          Limestone
LSD 75            Dolomite
Selmo Pay

Thrace Basin
(55% Interest)
- “3D Is Key”
A-2A Well
D Zone: 285-300m/bp
O Zone: 340-350m / 2.3 mmcf/d
EDIRNE
Zorlu
TNP 55%
2D
Zorlu
2D
2009-2010 3D
TPAO
2007 3D Outline
3D Prospect
2009-2010 3D
License Outline
Compressor Station
2.5 5
BOTAS 14”
0
BOTAS 36”
100²
km
75²
km
150²
km
3D Drilled
2009-2010 3D
3D Example - O Zone 3D Example - O Zone
A-2A 3839 License - 119,125 gross acres / 65,519 net acres
Prolific tertiary gas basin
3D required to identify structure
AVO – Amplitude response
Multiple zones from 500’ – 5000’
> $8 / MCF  - Quick payout and a high ROI
Shot 1502 km
3D in ’07
Mapping multiple horizons
100% success on initial 8 prospects
18 more mapped 30-35 total likely
on initial shoot
± $0.15/mcf 3D and G&G to define
prospects
Building 30km gathering and
Compression – online Q4:09
2009 - 2010  3D
2007 3D
Prospect
Drilled
BOTAS Pipeline
TNP Pipeline
Compressor
Istanbul

Thrace Basin Production
Begins Q4:09

Over 65,000 net acres
Increase net production to over 12,500 MCF/d by year
end ‘11
Shooting 3D on additional acreage
Deeper drilling prospects in addition to shallow gas
discovered
Per well operating data:          Gross Net
Capex $700,000               $385,000
BCF 0.5 – 1.5 .28 – .83
Days to drill < 8
Depth (feet) ~ 1,900
IPR (MCF/d) 1,200 – 1,500       ~ 750
Payout (months) 2 –
6 (@ $8 Botas
Gas
$/MCF)
Planned new wells:
‘09 ‘10 ‘11
2        12      12
Future activity:
Shoot 100 km – 325 km additional 3D on licenses
( ± 20 - 50 additional prospects)
Drill underbalanced to test thin beds not imaged
Drill stratigraphic anomalies
Expand gathering system
Enter joint ventures
Projected Net MCF/d
New Wells
Existing
1P 2P 3P
Net Reserves (BCF)
4                     5                     7
Post-Tax PV-10 (US $ in mm)
24 $              35 $              49 $
* Drilling likely to re-commence once production begins,
resulting in additional wells drilled in ’09
*
2 2
Note: The RPS Report evaluates and includes the 7 existing wells and 1 additional well to be drilled on a structure where another well has already been drilled.  As a result none of the ‘10 drilling program locations are evaluated in the Report.

TransAtlantic’s Recent Add-On
Acquisition
Transaction & Company Overview
Company Energy Operations Turkey, LLC
Purchase Price US $7.75mm, including $1.5mm
promissory note payable in 1 year
Highlights 50% interest in License 3118
Opportunity Establish third leg of production in Turkey
16
Confirms Turkey’s economic oil
discoveries from deeper, Paleozoic
sandstone formations
Initial production rates of 440 and 190
gross BOPD in discovery wells
Contains many highly prospective
development locations
Several significant undrilled prospects
Extensive seismic database
Migration of Paleozoic oil
updip to Arpatepe area
Paleozoic Play Type
1   well planned in 4Q, 2009
Continuing our G&G review
We will finalize and provide update
to the public in Sep09
st
Ambarcik-1 Arpatepe-2 Arpatepe-1

Turkey Exploration
Upside

Thrace Basin
Total Basin 4.3mm acres
TransAtlantic 212,385 gross acres
Concept
o
Expand success
o
Interpret deeper formations on
existing 3D
Status
o
Active negotiation to increase
position
o
Mapping prospects
Salt Basin
Total Basin 11.5mm acres
TransAtlantic 870,005 gross acres
Concept
o
Drill Thrace Basin-type reservoirs in lightly explored
basin
Status
o
Map existing 2D seismic
o
Recent gas discovery south of
the Company’s licenses
Apricot Basin
Total Basin 1.7mm acres
TransAtlantic 857,041 gross acres
Concept
o
Drill Thrace Basin-type reservoirs in
unexplored basin
Status
o
Map existing 2D seismic
Southeast Basin
Total Basin 17.7mm acres
TransAtlantic 1.1mm gross acres
Concept
o
Drill Iran/Iraq-type high impact
structures
o
Off-set Paleozoic discoveries
o
Resource shale play
Status
o
Shooting first seismic over
surface structures
o
Interpreting 2D seismic to
identify large structures
o
Early evaluation

Morocco

Morocco’s Energy
Profile
Source: IEA, CIA - The World Fact Book, and IHS
Area 446,550 km
Comparative Area Slightly larger than California
‘08 Population 31,352,000
’08 GDP $90.4 billion
Fitch Sovereign BBB with stable outlook
Risk Rating
‘08 Proved Reserves 850k bbls / 55 Bcf
‘08 Daily Consumption 188k BOPD
‘08 Daily Production 0.5k BOPD
Royalty 10% (oil), 5% (gas)
Tax 10-year tax holiday, then 30%
Oil is sold at world market prices
Gas deregulated for end user sales, regulated if sold to
the Moroccan government  for power generation
Opportunity:
Known petroleum systems but only sparsely explored
Deeper untested horizons
Large acreage base to exploit
Vertical integration to improve economics and avoid
high mobilization costs
Onshore Drilling History  – Morocco Is
Underexplored
19
Crude Oil Consumption vs. Production
Wells
168
105
74
75
14
26
BOPD
0000
’08 Average BOPD
Consumption  188.0k
Production 0.5k
Net Imports 187.5k
2

Morocco

Basin
Structures
(numerous
gas fields)
Oil
Oil Trend
Atlantic Ocean
TransAtlantic’s Acreage:
4.2 million gross / 2.5 million net
East Area
Basin
Structures
Gas Pipeline
Thrusted Structures
West Area
Overview
TransAtlantic’s exploration and development acreage is situated along the Rif
Thrust Belt, where Africa and Europe are colliding
Historical production originated from drilling near surface oil seeps
Offices Rabat, Meknes
PhD Geologists 3
Engineers 3
Total Staff 72
Meknes
Mediterranean
Oil fields
3D
Rabat
Local Expertise
Spain
Area of recently
shot 2D seismic
Recent
discoveries

Morocco – Oil Trend
3D Arb Line
NW
SE
Time: Depth
Sec. Ft.
900
1200
1500
1800
2000
2400
2600
2900
3200
T
T
3D
BD
SF
T
Gas pipeline
Oil pipeline
E
D
B
C
H
Oil fields
Gas fields
C Prospect
C Prospect
(A)
U J Zone
Producing
Zone
H Field
L J Zone
Producing Zone
BD Field
U J
0
10 Km 20 Km
222,000 ac.
21
History
First discovered in the 1910s by drilling surface oil seeps
Shot 175 Km of 3D seismic in ’08, which is the first 3D
shot over the trend
H Field has generated 5mmboe from 4,000 ft. H re-
development may produce an additional 1mmboe
Opportunity
Identified six seismic defined prospects above 6,000 ft.
Primary production may originate from Upper Jurassic
(UJ) clastics, Lower Jurassic (L J) carbonates, and
Triassic clastics
Today
Drilling first well to re-develop the H Field
2
Gas

Romania

2
Romania’s Energy Profile
Area 238,391 km
Comparative Area Slightly larger than Oklahoma
‘08 Population 21,504,442
’08 GDP $199.7 billion
Fitch Sovereign BBB
Risk Rating
‘08 Proved Reserves 0.6 billion bbls / 2.2 Bcf
‘08 Daily Consumption
219k BOPD /  1.65 BCF/d (1)
‘08 Daily Production
95k BOPD /  1.20 BCF/d (1)
Royalty 3.5% - 13.5% (oil) and
3.0% - 13.0% (gas)
Tax 1-year tax holiday, then 16%
Oil is sold at world market prices
Gas is deregulated; priced at 80% of imported price (Gazprom)
Opportunity:
One of the richest petroleum systems in the world
Communist system prior to the 1990’s produced “footage-
based” shallow drilling systems, which did not exploit
deeper structures
Improve results by using technology
Re-develop prematurely abandoned fields
Higher risk/reward exploration targets
(1) Gas figures as of ’07, the latest available
Source: IEA, CIA - The World Fact Book, and IHS
23
000
BOPD
BCF/d
EU Member
’07 Average BCF/d
Consumption   1.65
Production 1.20
Net Imports 0.45
’08 Average BOPD
Consumption   219k
Production 95k
Net Imports 124k
Crude Oil Consumption vs. Production
Natural Gas Consumption vs. Production

Romania
‘09 Drilling Plan
2 wells drilled at Izvoru
Marsa & Vanatori next…
Canyon gas play in late fall
TransAtlantic’s Acreage:
2
1
3
Oil Prone
3 Blocks: 5mmbbl
Redevelopment Potential
3D
Bulgarian Jurassic Oilfields
COYOTE  TREND
Gas Prone
24
3
1
2
1.4 million gross / 0.7 million net

Summary

Projected Capex & Drilling
Schedule
‘09 Capex = $97mm
Remaining ’09 Drilling Schedule
(1)  Includes 1 well in process
(2)  Drilling is anticipated to re-commence when production comes online in Q4:09
26
8:30am EST
(3)  Awaiting completion 1 well
Development
Low Risk/Re-
Development Exploration
Turkey
Selmo
(1)
Oil 5
Thrace (2)
Gas 2 - 5
Arpatepe Oil 1 - 3
Atesler (1)
Oil 1
Morocco
Oil Trend (1)
Oil 2 2
West (1)
Oil 2
Romania
I, V, & M (1), (3)
Oil 4
Exploratory Oil & Gas 3
TOTAL 8 - 13 6                          8

We’ve Done This Before –
Encore
Development:
Seek to maximize our cash-on-cash returns by continually searching to reduce drilling and operating costs
Pursue projects that will permit us to develop out of cash flow, without the need to tie up excessive capital “building reserves”
Exploration:
Prioritize opportunities, balancing risk with reward and near-term with longer-term projects, resulting in advancing projects with asymmetric upside
Work to reduce costs by utilizing our own equipment, planning for
“scale,” and partnering out risk
Joint Venture Opportunities:
Seek to lower risk and accelerate activity
Expand our opportunities
GOAL:
Create a fully funded, international, vertically integrated E&P company

Thank You

Appendix

Proven Management Team
’85 -’06, built Riata Energy into one of the largest privately held energy companies in the US
‘06, sold controlling stake in Riata, which was later renamed SandRidge Energy Inc. (NYSE: SD)
Founded Mitchell Group in early ‘07, which includes Longfellow Energy and Riata Management
Prior to involvement with Riata Energy and Mitchell Group, Mr. Mitchell worked in the oil field services industry and was employed with his family's ranching and aviation businesses
B.S., Oklahoma State University
Appointed CEO and Board Member in ’08
General Counsel for Riata Management since ’07
Vice President, Legal & Corporate Secretary for SandRidge Energy (NYSE: SD), ‘05-’07
General Counsel for Riata Energy, ‘01-’05
Represented Riata Energy while practicing law with Sprouse, Smith & Rowley, P.C., ‘95-’01
B.S. in Business Administration, University of Vermont; J.D. from Oklahoma University
Appointed President in ’04; appointed to Board in ’05
Previously Vice President of Operations ‘02-’04; CEO ’04-’08; focused on International since ‘94
Former General Counsel to Humble Exploration Company
Former Partner at Vineyard, Drake & Miller
B.A. in Biology, Rutgers University; J.D. from Rutgers Law School
Appointed Vice President and CFO in ‘07
Majority of her career at FINA Inc. in various capacities including Controller and Treasurer;
Financial Controller for international operations PetroFina S.A.,‘98-’00
MBA in Corporate Finance & Investment Analysis, University of Texas at Dallas; B.B.A. in
Accounting, Angelo State University
Name & Title Age         Years Exp. Experience
Malone Mitchell
Chairman
Matt McCann
Chief Executive Officer
Scott Larsen
President
Hilda Kouvelis, CPA
CFO
25
15
25
25
30
47

57

Name Title Country Focus
Caty Albert VP Various
Weldon Beauchamp, Ph.D. Manager / New Ventures Turkey
David McDonald, Ph.D. Geophysicist Romania
Gene Pait Senior Geologist Various
Wayne Campbell Geologist Various
Andy Bell Geophysicist Various
Neil Apak Senior Geologist Turkey
Sergey Shevchenko Senior Geophysicist Turkey
Volker Koehler Subsurface Manager Turkey
David Campbell Senior Geologist Romania
Abdelali Zakir, Ph.D. Geologist Morocco
Jamal Abchir, Ph.D. Geologist Morocco
Ahmed Demnati, Ph.D. Resident Representative Morocco
James Follis VP, Operations Various
Monte Bell VP, Engineer/Midstream Various
Mike Laurin President, Seismic Operations Turkey, Morocco
Justin Davis Manager – Int’l. Operations Various
James Jackson Engineer Various
Mike Rinehart Engineer Various
Ian Delahunty Int’l. Engineering Manager Turkey, Morocco
Curtis Staple Pressure Pumping Manager Turkey, Morocco
Ahmet Kose Reservoir Engineer Turkey, Morocco
Ahsen Karakaya Drilling Engineer Turkey
Simon Hendry Engineer Turkey
Veysi Alyamac Field Manager Turkey
Ion Motoaca Petroleum Engineer Romania
Jeff Mecom VP, Legal Various
Henry McElroy VP / Drilling Manager Various
Dustin Guinn CFO, Viking Services Various
Rustem Guney CFO / Finance Manager Turkey
Tarik Demnati General Manager/Resident Representative Morocco
Selami Uras General Manager/Resident Representative Turkey
Gabriela Badina Resident Representative Romania
Suha Okul Area Manager Turkey
Matt Strickler Land Manager Romania
Ali Mortajine Drilling Superintendent Morocco
Philip Pope International Drilling Operations Manager Turkey, Morocco
Ross Hodges Construction Manager Turkey, Morocco
31
Geology
Engineering / Operations
Administrative / Corporate / Services

MOBILIZATION AND CONSTRUCTION
CEMENTING & MUD LOGGING EQUIPMENT
UNDERBALANCED EQUIPMENT
CMF PSI-Max BHP Units
Morocco 2,500               1,500               440                    2
Turkey 2,500               3,000               440                    2
CMF PSI-In PSI-Out Units
Morocco 1,000               3,000               1,500               4
Mobile Underbalanced Drilling
Nitrogen Units
Type Units
Morocco Twin 450HP Recirculation Pump Unit 2
Batch Mixing Trailer 1
Batch Mixing Skid 1
Bulk Cement Tank Transport Truck 2
Bulk Silos 4
Units
Morocco 2
Turkey 3
Cementing Equipment
Mud Logging Equipment
Type Capacity Units
Morocco Lowboy 50-Ton 3
Lowboy 30-Ton 3
Turkey Lowboy 50-Ton 5
Lowboy 30-Ton 5
Trailers
Depth Drill
Name Class Capacity (ft) Pipe Size Horsepower
Morocco I-7 Drilling 6,500               3 1/2 " 530
I-8 Drilling 13,000             4 1/2 " 1,300
Turkey I-9 Drilling 13,000             4 1/2 " 1,300
I-15 Drilling 7,500               4 " 760
I-16 Drilling 6,500               3 1/2 " 450
I-13 Drilling 13,000             4 1/2 " 1,200
Max Hook
Class Load (lbs.) Horsepower
Turkey Workover 180,000          450
Workover 180,000          450
Rig
Rig
32
Type Units Type Units
Morocco Haul 4                        Roller 1
Rig-up 4                        Motor Grader 1
Srv. & Lube 1                        Loader 3
Roadwinch 4                        Bull Dozer 1
Dump 2                        Backhoe 2
Water 2                        Excavator 1
Gang 1
Turkey Haul 5                        Roller 1
Rig-up 1                        Motor Grader 1
Srv. & Lube 2                        Loader 2
Roadwinch 3                        Bull Dozer 2
Dump 2                        Backhoe 2
Water 3
Gang 2
Heavy Trucks Heavy Trucks
GEOPHYSICAL EQUIPMENT
DRILLING SERVICES & EQUIPMENT
Qty Description
Acquisition Technology
3,000     Channel, OYO GSR Wireless Recording System
3,500     OYO 32 CT, Geophones
2             Transcriber, Charging and Crew Management Trailers
Source / Survey Technology
5             IVI 64,000 lbs. Buggy Vibrators
7             Force II Vibrator Electronics
5             TigerNav Vibrator Guidance Systems
5             Trimble 5800 Receiver and Base Units
Camp Fully Enclosed 40 Man Camp
Offices and Communication Trailers
Vehicles Complete Suite of Support Vehicles and Equip. Haulers